SUPPLEMENT TO THE
NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S AUGUST 18, 1998 PROSPECTUS
   The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page P-8.
   Robert Duby is manager of The North Carolina Capital Management
Trust: Cash Portfolio and Term Portfolio, which he has managed since May 1998 and December 1998, respectively. He also manages other Fidelity funds. Mr. Duby joined Fidelity as a portfolio manager in 1982.
The following information replaces similar information found in the "Investment Principles and Risks" section beginning on page P-9.
CASH PORTFOLIO invests only in those instruments that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30 (the Statute), as amended from time to time, and in 20 North Carolina Administrative Code 3.0703 (the Code). Cash Portfolio invests only in high-quality U.S. dollar-denominated money market instruments that are rated in the highest rating category by a nationally recognized rating service, U.S. Government securities and repurchase agreements. Cash Portfolio generally intends to maintain a dollar-weighted average maturity of 60 days or less.